                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 (File No. 333-XXX) of our report dated January 30, 1998, on our audits of the financial statements of Regent Communications, Inc. We also consent to the reference to our Firm under the caption "Experts".



Coopers & Lybrand L.L.P.

Cincinnati, Ohio
February 16, 1998

                       Consent of Independent Accountants


We consent to the inclusion in this registration statement on Form S-4 (File No. 333-XXX) of our report dated March 21, 1997, except for Notes 5 and 9, for which the date is March 31, 1997 and January 29, 1998, respectively, on our audits of the financial statements of The Park Lane Group. We also consent to the reference to our Firm under the caption "Experts".






Coopers & Lybrand L.L.P.

Menlo Park, California
February 16, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement of Form S-4 (File No. 333-XXX) of our report dated February 10, 1998, on our audits of the financial statements of Continental Radio Broadcasting, L.L.C. We also consent to the reference to our Firm under the caption "Experts".


Coopers & Lybrand L.L.P.

Cincinnati, Ohio
February 16, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 (File No. 333-XXX) of our report dated January 9, 1998, on our audits of the Statement of Revenues and Direct Expenses of Ruby Broadcasting, Inc. We also consent to the reference to our Firm under the caption "Experts".


Coopers & Lybrand L.L.P.

Cincinnati, Ohio
February 16, 1998

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Stockholders
Faircom Inc.

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated January 14, 1997, relating to the consolidated financial statements of Faircom, Inc., which is contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                                  /s/ BDO SEIDMAN, LLP
                                                      BDO SEIDMAN, LLP


Mitchel Field, New York
February 17, 1998

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of Regent Communications, Inc. on Form S-4 of our reports, dated June 25, 1997 and October 10, 1997 relating to the consolidated financial statements of Alta California Broadcasting, Inc. and subsidiary as of March 31, 1997 and for the year then ended, and dated May 9, 1997 relating to the financial statements of KARZ/KNRO (A Division of Merit Broadcasting Corporation) as of December 31, 1996 and for the year then ended, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


/s/Stockman Kast Ryan & Scruggs, P.C.
   STOCKMAN KAST RYAN & SCRUGGS, P.C.
   Colorado Springs, Colorado
   February 17, 1998

K&W   CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS
      2000 KEITH BUILDING, CLEVELAND, OHIO 44115
      (216) 696-1730 - FAX (216) 696-8234

KOPPERMAN & WOLF


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement on Form S-4 (File No. 333-XXX) of our report dated January 9, 1997, on our audits of the financial statements of Treasure Radio Associates Limited Partnership. We also consent to the reference to our firm under the caption "Experts".


                                                        /s/ KOPPERMAN & WOLF CO.



Cleveland, Ohio
February 16, 1998